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                                                                       Exhibit 1
                                                                       ---------
                               280,000,000 Shares

                                KRAFT FOODS INC.

                              Class A Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                   June __, 2001

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, N.Y. 10010-3629

     and

Salomon Smith Barney Inc.
388 Greenwich Street
New York, N.Y.  10013

As Representatives of the Several Underwriters

Ladies and Gentlemen:

          1. Introductory. Kraft Foods Inc., a Virginia corporation (the "Company"), proposes to issue and sell 280,000,000 shares ("Firm Securities") of its Class A Common Stock, no par value ("Securities"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 28,000,000 additional shares ("Optional Securities") of its Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". As part of the offering contemplated by this Agreement, the Underwriters (as defined herein) have agreed to reserve out of the Firm Securities purchased by them under this Agreement, up to 8,400,000 shares, for sale to the directors, officers and employees of the Company and its subsidiaries, Philip Morris Companies Inc., a Virginia corporation (the "Parent") and the other subsidiaries of the Parent (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Securities to be sold pursuant to the Directed Share Program (the "Directed Shares") will be sold at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus. The Company is a wholly owned subsidiary of the Parent. The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

          2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:
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     (a) A registration statement (No. 333-57162) relating to the Offered
Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Act") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (i) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of

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prospectus relating to the Offered Securities, as first filed with the
Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

     (b) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement and on each Closing Date (as defined below), the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and on each Closing Date, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

     (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority (corporate and other) to own and lease its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where such failure to be so qualified or be in good standing would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

     (d) Each subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Act (the "Significant Subsidiaries") has been duly incorporated or organized, as the case may be, and is an existing corporation or limited liability

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company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate, limited liability company and other) to own and lease its properties and conduct its business as described in the Prospectus; and each Significant Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock or limited liability company interests of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or limited liability company interests of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from claims, liens, encumbrances or other adverse claims. Annex I attached hereto sets forth all of the Significant Subsidiaries.

     (e) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform, and all other outstanding shares of capital stock of the Company conform, to the description thereof contained in the Prospectus; the Company's authorized equity capitalization is as set forth in the Prospectus; the certificates for the Offered Securities will be in valid and sufficient form; except as disclosed in the Prospectus, the shareholders of the Company have no preemptive rights with respect to the Securities or other rights to subscribe for the Securities; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

     (f) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

     (g) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     (h) The Offered Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance.

     (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except (i) such as have been obtained and made under the Act, (ii) such as may be required under state securities laws and (iii) such as may be required under foreign securities laws (other than such as may be required under the securities laws and regulations of foreign jurisdictions in connection with the offering of the Directed Shares outside of the United States).

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     (j) The execution, delivery and performance of this Agreement, the
Corporate Agreement, dated as of June 12, 2001, between the Parent and the Company (the "Corporate Agreement"), the Services Agreement, dated as of January 1, 2001 between Philip Morris Management Corp. and the Company (the "Services Agreement") and the Tax Sharing Agreement, dated as of April 11, 2001 between the Parent and the Company (the "Tax Sharing Agreement," and collectively with the Corporate Agreement and the Services Agreement, the "Intercompany Agreements"), and the issuance and sale of the Offered Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary of the Company pursuant to, any law or statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, which conflict, breach, default, lien, charge or encumbrance would have a Material Adverse Effect or have a material adverse effect on the transactions contemplated by this Agreement, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

     (k) This Agreement has been duly authorized, executed and delivered by the Company.

     (l) The Company and its Significant Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and the Company and its Significant Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them; and each of the Company and its Significant Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

     (m) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct their business as described in the Prospectus and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     (n) No labor problem or dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is threatened that might have a Material Adverse Effect.

     (o) The Company and its subsidiaries own, possess or can acquire on reasonable terms, all material trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and neither the Company nor any subsidiary of the Company has received any notice of

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infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

     (p) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

     (q) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that individually or in the aggregate the Company reasonably expects to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

     (r) Neither the Company nor any subsidiary is in violation or default of
(i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except (A) in the case of clause (i) with respect to subsidiaries of the Company that are not Significant Subsidiaries, for violations or defaults that would not individually or in the aggregate have a Material Adverse Effect and (B) in the case of clauses (ii) and (iii) for violations or defaults that would not individually or in the aggregate have a Material Adverse Effect.

     (s) The financial statements included in each Registration Statement and the Prospectus present fairly (i) the combined financial position of the Company and its subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown and (ii) the financial position of Nabisco Holdings Corp. and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the period shown, and all such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and comply as to form with the applicable accounting requirements of the Act; the schedule included in each Registration Statement presents fairly the information required to be stated therein; the summary and selected financial data included in each Registration Statement and the Prospectus present fairly, on the basis stated in each Registration Statement and the Prospectus, the information shown therein; the pro forma financial statements included in each Registration Statement and the Prospectus comply as to form in all material respects with Regulation S-X under the Act; and the assumptions used in preparing

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the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

     (t) (i) PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited combined financial statements and schedule of the Company included in each Registration Statement and the Prospectus are independent public accountants with respect to the Company within the meaning of the Act and the Rules and Regulations; and (ii) Deloitte & Touche LLP, who have audited certain financial statements of Nabisco Holdings Corp. and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in each Registration Statement and the Prospectus, are independent public accountants with respect to Nabisco Holdings Corp. within the meaning of the Act and the Rules and Regulations.

     (u) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event reasonably likely to have a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

     (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

     (w) There is no franchise, contract or other document of a character required to be described in any Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Certain United States Federal Tax Consequences For Non-United States Shareholders," "Business - Regulation," "Business - Intellectual Property," "Business - Legal Proceedings," "Description of Capital Stock," "Management" and "Relationship with Philip Morris," insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (x) No Significant Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Significant Subsidiary's capital stock, from repaying to the Company any loans or advances to such Significant Subsidiary from the Company or from transferring title to any of such Significant Subsidiary's property or assets to the Company or any other subsidiary of the Company, except (i) as described in or contemplated by the Prospectus or (ii) in the case of any Significant Subsidiaries organized outside of the United States, the effects of foreign tax laws and monetary exchange policies.

     (y) Each of the Intercompany Agreements has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company,

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enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (z) (i) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

     (aa) Offers in the Directed Share Program will be made only to employees of the Company, the Parent and their subsidiaries and have not been made to any other persons.

          3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $ ___ per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

          The Company will deliver the Firm Securities to the Representatives through the facilities of The Depository Trust Company ("DTC") for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to Credit Suisse First Boston Corporation ("CSFBC") and Salomon Smith Barney Inc. ("SSB") drawn to the order of the Company, at the office of Hunton & Williams, 200 Park Avenue, New York, New York 10166, at 9:00 A.M., New York time, on June __, 2001, or at such other time not later than seven full business days thereafter as CSFBC, SSB and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC, and will be made available for checking at least 24 hours prior to the First Closing Date.

          In addition, upon written notice from CSFBC and SSB given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC and SSB to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time up to five times and to the

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extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC and SSB to the Company.

          Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC and SSB but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives through the facilities of DTC for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank identified by the Company to CSFBC and SSB drawn to the order of the
Company, at the above office of Hunton & Williams.   The certificates for the
Optional Securities being purchased on each Optional Closing Date will be in the form of one or more global securities in definitive form deposited with DTC and registered in the name of Cede & Co., as nominee for DTC and will be made available for checking at a reasonable time in advance of such Optional Closing Date.

          4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

          5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

     (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) (or, if applicable and if consented to by CSFBC and SSB, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. If the Effective Time of the Initial Registration Statement has not occurred prior to the execution and delivery of this Agreement, the Company will use its best efforts to cause the Initial Registration Statement and any amendment thereof to become effective and will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (3) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement. The Company will advise CSFBC and SSB promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC and SSB.

     (b) The Company will advise CSFBC and SSB promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's and SSB's consent; and the Company will also advise CSFBC and SSB promptly of the effectiveness

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of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose and will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and to obtain as soon as possible its lifting, if issued.

     (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC and SSB of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's or SSB's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

     (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

     (e) The Company will furnish to the Representatives copies of each Registration Statement (sixteen of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC and SSB reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

     (f) The Company will use its reasonable efforts to arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC and SSB reasonably designate and will continue such qualifications in effect so long as required for the distribution; provided that the Company will not be required to qualify to do business in any jurisdiction where it is not now qualified or take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now subject.

     (g) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC or SSB reasonably designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. ("NASD") of the Offered Securities, for all fees and expenses incidental to the listing of the Offered Securities on the New York Stock Exchange and the registration of the Offered Securities under the Exchange Act, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters; provided that the Company shall not be responsible for the expenses of the roadshow other than items specifically contracted for by the Company.

     (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of the Company's Securities, any shares of the Company's Class B Common Stock or any securities convertible into or exchangeable or exercisable for any shares of the Company's Securities or the Company's Class B Common Stock, or publicly announce or disclose an intention to effect any such transaction, without the prior written consent of CSFBC and SSB, except (i) issuances of Securities pursuant to the conversion of the Company's Class B Common Stock outstanding on the date hereof, (ii) grants of employee stock options or stock appreciation rights with respect to the Company's Securities pursuant to the terms of a plan described in the Prospectus or otherwise described in the Prospectus, (iii) issuances of the Company's Securities pursuant to the exercise of any employee stock options granted pursuant to the terms of a plan described in the Prospectus, (iv) issuances of the Company's Securities pursuant to the Company's employee benefit plans which are described in the Prospectus or the Company's dividend reinvestment plan or (v) issuances of the Company's Securities in connection with the merger with or acquisition of another corporation or entity or the acquisition of the assets or properties of any such corporation or entity and the related entry into a merger or acquisition agreement with respect to such merger or acquisition, so long as the recipients of the Company's Securities agree in writing prior to the consummation of any such transaction, pursuant to an instrument in form and substance reasonably satisfactory to CSFBC and SSB, to be bound by the provisions of this Section 5(h) for the remainder of the lockup period as if such recipients were the Company, and the public announcements and related filings of registration statements with respect to any such issuances; provided that if the Company is unable to obtain signed, written lockup agreements from the recipients of the Company's Securities in connection with a merger or acquisition as described in clause (v) of this Section 5(h), then only the entry into the merger or acquisition agreement, the public announcement of such transaction and the related filing of a registration statement shall be permitted and not the related issuance of the Company's Securities. (i) The Company will not take, directly or indirectly, any action designed or that would constitute or that might reasonably be expected to cause or result in, under the Exchange

Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

     (j) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

     (k) The Company will pay any fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program. Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

          6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

     (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

            (i) in their opinion the financial statements and schedule audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Company included in the Registration Statements;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company and the Parent who have responsibility for financial and accounting matters and other specified procedures, including, without limitation, the reading of the minutes of the Boards of Directors of each of the Parent and the Company and the committees thereof, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements of the Company included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) (i) at the date of the latest available balance sheet
               read by such accountants, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in combined net current assets or net assets (shareholder's equity), as compared with amounts shown on the latest balance sheet included in the Prospectus or (ii) at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Company and its subsidiaries, or at such date there was any decrease in net assets (shareholder's equity), as compared with amounts shown on the latest balance sheet included in the Prospectus;

                    (C) for the period from the closing date of the latest statement of earnings included in the Prospectus to the closing date of the latest available statement of earnings read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in combined operating revenue, operating income, net earnings or basic or diluted earnings per share of the Company; or

                    (D) the information included in the Registration Statements and the Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data) and Item 402 (Executive Compensation) is not in conformity with the applicable disclosure requirements of Regulation S-K;

               except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

            (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter;

            (v) on the basis of a reading of the unaudited condensed combined pro forma financial statements included in the Registration Statements and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and the Parent who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements;

            (vi) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of Nabisco Holdings Corp. at and for the nine months ended September 30, 2000 included in the Registration Statements; and

            (vii) on the basis of the review referred to in clause (vi) above, a reading of the latest available interim financial statements of Nabisco Holdings Corp., inquiries of officials of the Company and the Parent who have responsibility for financial and accounting matters and other specified procedures, including, without limitation, a reading of the minutes of the Boards of Directors of Nabisco Holdings Corp. and the committees thereof, if any, nothing came to their attention that caused them to believe that the unaudited financial statements of Nabisco Holdings Corp. at and for the nine months ended September 30, 2000 included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles.

          For purposes of this subsection and Section 6(b) below, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

     (b) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective

Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

            (i) in their opinion the financial statements audited by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of Nabisco Holdings Corp. at and for the nine months ended September 30, 1999 included in the Registration Statements; and

            (iii) on the basis of the review referred to in clause (ii) above, inquiries of officials of Nabisco Holdings Corp. who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements of Nabisco Holdings Corp. included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles.

     (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC and SSB. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC and SSB. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

     (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event reasonably likely to have a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of CSFBC and SSB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of the Company or of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of CSFBC and SSB, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

     (e) The Representatives shall have received an opinion, dated such Closing Date, of Hunton & Williams, counsel for the Company, substantially to the effect that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus;

                  (ii) Each Significant Subsidiary that is incorporated under the laws of a State or Commonwealth of the United States of America (the "U.S. Significant Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus; all of the issued and outstanding capital stock of each U.S. Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and all outstanding shares of capital stock of each Significant Subsidiary are owned by the Company, directly or through subsidiaries, to the knowledge of such counsel, free from security interests, claims, liens and encumbrances;

                  (iii) The Offered Securities delivered on such Closing Date and all other outstanding shares of the capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; the Company's authorized equity capitalization is as set forth in the Prospectus; the certificates for the Offered Securities are in valid and sufficient form; the shareholders of the Company are not entitled to statutory preemptive or to such counsel's knowledge and except as disclosed in the Prospectus, other similar contractual rights to subscribe for the Securities; except as set forth in the Prospectus, to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                  (iv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

           (v) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

           (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body of the United States of America, the State of New York, the State of Delaware or the Commonwealth of Virginia or, to such counsel's knowledge, any court thereof is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state and foreign securities laws;

           (vii) The execution, delivery and performance of this Agreement and each of the Intercompany Agreements by the Company and the issuance and sale of the Offered Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any material property or material assets of the Company or any Significant Subsidiary pursuant to any law or statute, or to such counsel's knowledge, any rule, regulation or order of any governmental agency or body of the United States of America, the State of New York, the State of Delaware or the Commonwealth of Virginia or, to such counsel's knowledge, any court thereof having jurisdiction over the Company or any Significant Subsidiary or any of their properties, or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject and listed on Exhibit A to this opinion, or the charter or by-laws of the Company or any U.S. Significant Subsidiary, and the Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

           (viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that on its effective date or such later date, if any, any Registration Statement was last deemed amended, such Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the

          Prospectus or any amendment or supplement thereto, as of its date and on such Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion); the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents (other than with respect to matters relating to the Federal Food, Drug and Cosmetic Act and the United States Department of Agriculture and state laws and regulations covering similar matters and other than with respect to the National Cheese Exchange cases described under the caption "Business - Legal Proceedings" as to which such counsel need express no opinion) under the captions "Business -Regulation," "Business - Intellectual Property," "Business - Legal Proceedings," "Management," "Description of Capital Stock" and "Relationship with Philip Morris," insofar as such descriptions constitute summaries of the legal matters, documents or proceedings referenced therein, are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required;

          (ix) This Agreement has been duly authorized, executed and delivered by the Company; and

          (x) Each of the Intercompany Agreements have been duly authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Such opinion shall be limited in all respects to matters governed by the laws of the State of New York and the Commonwealth of Virginia, the Delaware General Corporation Law and the Federal laws of the United States of America. Such counsel may rely as to certain matters of fact, to the extent they deem proper and so long as acceptable in the reasonable opinion of CSFBC and SSB, on certificates of responsible officers of the Company and public officials. Such counsel may also rely as to matters pertaining to the due incorporation, corporate existence, power and authority and the good standing of Nabisco, Inc. and the issued and outstanding capital stock of Nabisco, Inc. under the laws of the State of New Jersey, on the opinion delivered by Susan Angele, Senior Director - Legal Services of Kraft Foods North America, Inc. and Nabisco, Inc.

     (f) The Representatives shall have received an opinion, dated such Closing Date, of Calvin J. Collier, Senior Vice President, General Counsel and Corporate Secretary of the Company, substantially to the effect that:

                  (i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus; notwithstanding the foregoing, the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of those jurisdictions set forth on Annex I hereto;

                  (ii) Each U.S. Significant Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and where the failure to be so qualified would, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus; notwithstanding the foregoing, each U.S. Significant Subsidiary is duly qualified to do business as a foreign corporation and is in good standing under the laws of those jurisdictions set forth on Annex I hereto;

                  (iii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or, to such counsel's knowledge, any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                  (iv) The execution, delivery and performance of this Agreement and each of the Intercompany Agreements by the Company and the issuance and sale of the Offered Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Significant Subsidiary pursuant to any law or statute, any rule, regulation or order of any governmental agency or body or, to such counsel's knowledge, any court having jurisdiction over the Company or any Significant Subsidiary or any of their properties, or any agreement or instrument to which any Significant Subsidiary is a party or by which any Significant Subsidiary is bound or to which any of the properties of any Significant Subsidiary is subject;

                  (v) Such counsel has no reason to believe that on its effective date or such later date, if any, any Registration Statement was last deemed amended, such Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its date and on such Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion); the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents (including with respect to matters relating to the Federal Food, Drug and Cosmetic Act and the United States Department of Agriculture and state laws and regulations covering similar matters and including with respect to the National Cheese Exchange cases described under the caption "Business - Legal Proceedings") under the captions "Business - Regulation," "Business -Intellectual Property," "Business - Legal Proceedings" and "Relationship with Philip Morris," insofar as such descriptions constitute summaries of the legal matters, documents or proceedings referenced therein, are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required.

         Such opinion shall be limited in all respects to matters governed by the laws of the State of Illinois and the Federal laws of the United States of America.

     (g) The Representatives shall have received an opinion, dated such Closing Date, of Sutherland Asbill & Brennan LLP, special tax counsel for the Company, to the effect that the statements in the Prospectus under the heading "Material United States Federal Tax Consequences For Non-United States Shareholders," insofar as such statements purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     (h) The Representatives shall have received an opinion, dated such Closing Date, of Homberger Rechtsanwalte, Swiss counsel for the Company, to the effect that:

                  (i) Each Significant Subsidiary incorporated or organized under the laws of Switzerland (the "Non-U.S. Significant Subsidiaries") has been duly incorporated and is validly existing as a corporation or limited liability company, as the case may be, under the laws of Switzerland, with corporate power and authority to own and lease its properties and conduct its business as currently conducted; all of the issued shares or quotas, as the case may be, of each Non-U.S. Significant Subsidiary of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable and the shares and quotas of the Non-U.S. Significant Subsidiaries, as the case may be, are owned by the Company, directly or through subsidiaries;

                  (ii) The execution, delivery and performance of this Agreement by the Company and the issuance and sale of the Offered Securities will not conflict with or result in a breach or violation of any Swiss law or rule, regulation or order of any Swiss governmental agency or body, or any of the terms and provisions of the Non-U.S. Significant Subsidiaries' articles of association; and

                  (iii) No approval, authorization, consent, order or filing with any Swiss court or governmental agency, or any Swiss stock exchange authorities is required under Swiss law in connection with the execution by the Company of this Agreement and the performance of its obligations hereunder, or for the issue and sale of the Offered Securities by the Company.

     (i) The Representatives shall have received from Simpson Thacher
& Bartlett, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion,

Simpson Thacher & Bartlett may rely as to the incorporation of the Company and all other matters governed by Virginia law upon the opinion of Hunton & Williams referred to above.

     (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers shall state that, to their knowledge: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event reasonably likely to have a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

     (k) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP, which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

     (l) The Representatives shall have received a letter, dated such Closing Date, of Deloitte & Touche LLP, which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

     (m) The Offered Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

     (n) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from the Parent and certain directors, executive officers and other employees of the Company, the Parent and their subsidiaries agreed upon by the Representatives and the Company.

     (o) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Parent in which such officers shall state that, to their knowledge: (i) the representations and warranties of the Parent in the letter agreement delivered by the Parent to you concurrently with the execution and delivery of this Agreement are true and correct; and (ii) the Parent has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such letter agreement at or prior to such Closing Date.

     (p) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC and SSB may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

          7.  Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and
(z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

          The Company agrees to indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (the "Designated Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company or the Parent for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of such Designated Entity; provided that in the case of the indemnity provided by clause (ii), the Company will only be liable for net losses caused by such failures to the extent the aggregate of all such net losses exceeds $1,000,000 and then only to the extent of such excess.

     (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," the information contained in the fourteenth, sixteenth and seventeenth paragraphs under the caption "Underwriting" and the information relating to a prospectus in electronic format being made available on websites maintained by one or more of the Underwriters in the first and third sentences in the fifteenth paragraph under the caption "Underwriting."

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall (i) without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(A) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act. Certain of the Underwriters have entered into a separate indemnification agreement with the Company and the Parent relating to the Offered Securities.

          8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC and SSB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, SSB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement and of the officers of the Parent set forth in the officers' certificate delivered pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If the obligations of the Underwriters with respect to any offering of Securities are terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in
Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or
(v) of Section 6(d), the Company will reimburse the Underwriters for all substantiated out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

          10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, New York 10010-3629, Attention: Transactions Advisory Group and Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Kraft Foods Inc., Three Lakes Drive, Northfield, Illinois 60093, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

          11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

          12. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC or SSB will be binding upon all the Underwriters.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              KRAFT FOODS INC.

                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


The foregoing Underwriting Agreement is
  hereby confirmed and accepted as of the
  date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON SMITH BARNEY INC.

     Acting on behalf of themselves and as the Representatives of the several
           Underwriters

     By  CREDIT SUISSE FIRST BOSTON CORPORATION


     By:
         ---------------------------------
         Title:


     By  SALOMON SMITH BARNEY INC.


     By:
         ---------------------------------
         Title:

                                   SCHEDULE A



                           Underwriter                                   Number of
                           -----------                                   ---------
                                                                      Firm Securities
                                                                      ---------------
Credit Suisse First Boston Corporation............................
Salomon Smith Barney Inc..........................................
Deutsche Banc Alex. Brown Inc.....................................
J.P. Morgan Securities Inc........................................
Morgan Stanley & Co. Incorporated.................................
UBS Warburg LLC...................................................
BNP Paribas.......................................................
HSBC Securities (USA) Inc.........................................
Lehman Brothers Inc...............................................
Blaylock & Partners, L.P..........................................
Dresdner Kleinwort Wasserstein Securities LLC.....................
Prudential Securities Incorporated................................
Ramirez & Co., Inc................................................
Sanford C. Bernstein & Co., LLC...................................
Utendahl Capital Partners, L.P....................................



                                                                      ______________
          Total...................................................       280,000,000
                                                                      ==============

                                    ANNEX I

                            SIGNIFICANT SUBSIDIARIES


     Kraft Foods North America, Inc.
     Kraft Foods Holdings, Inc.
     Kraft Foods International, Inc.
     Kraft Foods Holdings (Europa) GmbH
     Kraft Foods Schweiz Holdings AG
     Nabisco Holdings Corp.
     Nabisco, Inc.